                          ANNUAL REPORT / JULY 31 2001

                        AIM INTERMEDIATE GOVERNMENT FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                        AIM INTERMEDIATE GOVERNMENT FUND

                                 [COVER IMAGE]

                      -------------------------------------

                 FOURTH OF JULY, 1916 BY FREDERICK CHILDE HASSAM

             HASSAM WAS AN AMERICAN IMPRESSIONIST PAINTER FAMOUS FOR

           HIS LUMINOUS PAINTINGS OF FLAGS AND NEW YORK STREET SCENES.

          THIS VIBRANT PAINTING DEPICTS A PARADE ROUTE ON FIFTH AVENUE

             IN 1916, BEFORE THE U.S. ENTRY INTO WORLD WAR I. HASSAM

           CAPTURES THE PATRIOTIC FERVOR OF THE DAY AND THE BURGEONING

                        STRENGTH OF THE AMERICAN SPIRIT.

                      -------------------------------------

AIM Intermediate Government Fund is for shareholders who seek a high level of current income and relative price stability.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM Intermediate Government Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structure and class expenses.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Intermediate Government Bond Index, which is generally considered representative of intermediate U.S. Treasury and U.S. government agency securities, is compiled by Lehman Brothers, a well-known global investment bank.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.
o   The unmanaged Standard and Poor's Composite Index of 500 Stocks (the S&P
    500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM INTERMEDIATE GOVERNMENT FUND

                    Dear Fellow Shareholder:

                    As I write this, the nation is just beginning to cope with
[PHOTO OF           the unimaginable terrorist events of September 11, 2001. We
ROBERT H.           at AIM join the rest of the country in our deepest
GRAHAM]             expression of sympathy for those who were touched by this
                    tragedy. Though the horrible images will no doubt linger in the minds of all Americans for a long time, it is gratifying to note that normalcy returned to our critical systems, including our financial systems, as soon as possible. At this writing it is too soon to conclude what long-term effects these events will have on already uncertain markets.
                    Fortunately, our government and financial industry regulators had the will and resources to maintain stable markets and sufficient levels of liquidity, as they have in past emergencies, and we are confident that they will continue to do so in the days ahead.
                        The fiscal year covered by this report on your fund closed on July 31, before these horrific events. During that fiscal year, equity markets were already difficult and quite volatile. Major indexes, both foreign and domestic, posted negative returns, with the technology sector and growth stocks hardest hit. By contrast, most segments of the bond market (excepting the high yield sector) turned in positive returns.
    In this difficult environment, the AIM Intermediate Government Fund's disciplined approach to investing in intermediate-maturity U.S. Government securities served it well, and the fund produced attractive returns for shareholders during the fiscal year.

WHAT SHOULD INVESTORS DO NOW?
Many people are asking what they should do about their investments in light of prolonged volatility and short-term circumstances. We at AIM intend to concentrate on the long term, and we think that is the most advisable course for our shareholders as well.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you stay focused on your long-term goals.
    We understand how the last year has tested the patience of many AIM shareholders--even before the terrorist attack the slowdown in both the economy and the markets had been more persistent than anyone anticipated. Nevertheless, we remain confident that, in time, markets will recover, though we cannot predict when. We continue to caution investors to think long term.

YOUR FUND MANAGERS COMMENT
Your fund's portfolio managers discuss your fund in more detail on the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                        AIM INTERMEDIATE GOVERNMENT FUND

GOVERNMENT BONDS CONTINUE TO PROVIDE SAFE HAVEN

HOW DID AIM INTERMEDIATE GOVERNMENT FUND PERFORM DURING THE REPORTING PERIOD? Government bond funds continued to do what they are designed to do, and more. They provided a safe, steady return, while offsetting the negative effects of a sometimes volatile stock market. For the fiscal year ended July 31, 2001, the fund posted returns of 9.91% for Class A shares, 9.17% for Class B shares and 9.08% for Class C shares. These returns are computed at net asset value, that is, without sales charges.
    Indeed, investors with high-quality bonds in their portfolios reaped the benefits of diversification as the S&P 500 Index--frequently used as a general measure of U.S. stock market performance--returned -14.32% for the same period.
    And the fund's net assets also increased dramatically over the fiscal year. A year ago (July 31, 2000) the fund's net assets stood at $433 million; that figure grew to $632 million by July 31, 2001.

--------------------------------------------------------------------------------
[IMAGE]

GROWTH OF TOTAL NET ASSETS

(in millions)
[BAR CHART]
================================================================================
  $632             $433

7/31/01          7/31/00
================================================================================

HOW DID SHORT TERM INTEREST RATES CHANGE DURING THE REPORTING PERIOD?
The Federal Reserve (The Fed) left interest rates unchanged for the latter half of 2000 but altered its economic bias in December from tightening to easing. The Fed, however, wasted no time lowering interest rates in 2001. The first of six rate reductions occurred on January 3, 2001--just three days after the start of the new year.
    Prompting this move was a clearly weakening U.S. economy and an increasing view that the U.S. may actually be falling into recession. After that first early January rate reduction, the Fed continued cutting the federal funds rate--which banks use on overnight loans to each other--throughout the first half of the year. Those rate cuts dropped the fed funds target from 6.5% at the very beginning of the year to 3.75% by the end of the second quarter.
    This marks one of the Fed's most aggressive easings ever in a six-month period. In a June 27 statement, the Fed mentioned their recurring concerns of poor business profitability and weak capital expenditures. They also felt economic risks were still weighted toward further weakness. In "Fed speak" that indicated an easing bias and the possibility of future rate reductions.

                      -------------------------------------

                        THE FED, HOWEVER, WASTED NO TIME

                      LOWERING INTEREST RATES IN 2001. THE

                      FIRST OF SIX RATE REDUCTIONS OCCURRED

                       ON JANUARY 3, 2001--JUST THREE DAYS

                        AFTER THE START OF THE NEW YEAR.

                      -------------------------------------

HOW DID THE BOND MARKET REACT TO THESE RATE CUTS?
The bond market tends to be more art than science. Rate changes don't necessarily have the same impact on all bonds. What typically happens when the Fed cuts rates is the yield curve--a graph of Treasury security yields from three months to 30 years--steepens. That simply means shorter-maturity securities are yielding less than longer-maturity bonds. And that's the current bond market environment as the Fed has cut rates--shorter-term yields have fallen more dramatically than longer-term yields.
    In fact, at the longer end of the curve, yields have actually risen. Contributing to the rise in longer-term yields is hope of economic recovery/growth in the second half of the year and the fact that the economy hasn't slowed as much as many had feared.

HAS THE YIELD CURVE CHANGED FROM LAST YEAR?
    The current yield curve environment stands in stark contrast to last year when the yield curve was literally turned upside down or inverted. With an inverted curve, short-term Treasuries actually yield more than longer-term ones. A series of rate hikes through May of last year, combined with a government buyback program, forged this rather unique situation.
    Back to our current environment, a steeper yield curve typically means good demand for non-Treasury securities like agencies and corporate bonds. That's because banks and other market participants can borrow money at low short-term yields and invest in higher-yielding, longer-term securities and profit on the difference in yields.

          See important fund and index disclosures inside front cover.

                        AIM INTERMEDIATE GOVERNMENT FUND

INTEREST-RATE CHANGE

THE FED CONTINUES TO CUT INTEREST RATES IN 2001.

A series of cuts supports a rising economy and financial markets.

================================================================================
1/01/00                  5.5%
 2/2/00                  5.75%
3/21/00                  6.00%
5/16/00                  6.5%
 1/3/01                  6.00%
1/31/01                  5.5%
3/20/01                  5.00%
4/16/01                  4.5%
5/15/01                  4.00%
6/27/01                  3.75%

Source: Bloomberg

================================================================================

    That demand, coupled with investors looking for more yield than they can get on lower-yielding Treasuries, has meant that agencies and corporate bonds have outperformed Treasuries thus far in 2001.

WHAT IS THE FUND'S STRATEGY AND PRESENT ASSET ALLOCATION?
Our objective is to provide price stability and income through a combination of Treasuries, government agency debentures, mortgage-backed securities and cash equivalents.
    During 2001, we increased our exposure to agency debentures by moving assets from Treasuries into agencies. This benefited the fund as agency yields tightened against Treasuries.
    A large portion of the fund's core holdings are in mortgage-backed securities. Within the mortgage sector, we generally favor 15-year mortgages and premium 30-year mortgages.
    Our carefully selected high-coupon mortgages did not see the same surge in refinancing as many mortgage securities. This selection proved advantageous because we could continue earning high coupons instead of having to reinvest prepayment at falling interest rates.
    We try to keep our allocations fairly stable, and de-emphasize long duration bets. As duration measures a bond's price volatility, a higher duration implies higher sensitivity to interest rates. Our strategy is to keep the fund's duration between three and five years. As of July 31, 2001, the fund's average duration was 3.7 years.

ANY FINAL THOUGHTS?
In January, the Fed began reducing interest rates and eased 275 basis points (2.75%) by the end of the reporting period. Historically, six months to a year after a rate cut, the economy starts to feel the impact of the Fed's easing policy.
    Beyond any economic outlook, how-ever, 2001 continues to illustrate the value bonds play in a diversified portfolio. Government bond funds provide peace of mind during volatile markets by having assets with relatively stable NAVs.
    A reminder, perhaps, that equities do have down periods and there are asset classes that will perform well even when the stock market is down.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
Thousands of AIM investors have taken advantage of eDelivery--an electronic delivery service that allows you to read your fund reports and prospectuses online! Once you sign up for the service, we will send you a link to your reports via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and log into your account. Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                        AIM INTERMEDIATE GOVERNMENT FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

AIM INTERMEDIATE GOVERNMENT FUND VS. BENCHMARK INDEX

7/31/91-7/31/01
in thousands
[GRAPH]
================================================================================

             AIM Intermediate        Lehman Intermediate
             Government              Government Bond
             Fund, Class A           Index
--------------------------------------------------------------------------------
  7/31/91    $ 9,525                 $10,000
 10/31/91      9,950                  10,482
  1/31/92     10,146                  10,758
  4/30/92     10,244                  10,845
  7/31/92     10,671                  11,379
 10/31/92     10,787                  11,514
  1/31/93     11,022                  11,831
  4/30/93     11,295                  12,144
  7/31/93     11,463                  12,311
 10/31/93     11,686                  12,574
  1/31/94     11,772                  12,688
  4/30/94     11,198                  12,251
  7/31/94     11,378                  12,424
 10/31/94     11,280                  12,359
  1/31/95     11,419                  12,545
  4/30/95     11,824                  13,007
  7/31/95     12,296                  13,465
 10/31/95     12,720                  13,817
  1/31/96     13,158                  14,243
  4/30/96     12,761                  13,987
  7/31/96     12,882                  14,165
 10/31/96     13,289                  14,600
  1/31/97     13,427                  14,754
  4/30/97     13,512                  14,859
  7/31/97     14,132                  15,382
 10/31/97     14,386                  15,670
  1/31/98     14,766                  16,039
  4/30/98     14,840                  16,148
  7/31/98     15,137                  16,432
 10/31/98     15,710                  17,162
  1/31/99     15,853                  17,252
  4/30/99     15,650                  17,175
  7/31/99     15,369                  17,097
 10/31/99     15,565                  17,302
  1/31/00     15,432                  17,201
  4/30/00     15,723                  17,535
  7/31/00     16,038                  17,979
 10/31/00     16,431                  18,466
  1/31/01     17,117                  19,321
  4/30/01     17,213                  19,577
  7/31/01     17,628                  20,089

The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

Past performance cannot guarantee comparable future results.

Source: Lipper, Inc.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/01, including sales charges

================================================================================
CLASS A SHARES
  10 Years                         5.83%
  5 Years                          5.44
  1 Year                           4.66

CLASS B SHARES
  Inception (9/7/93)               4.56%
  5 Years                          5.38
  1 Year                           4.17

CLASS C SHARES
  Inception (8/4/97)               5.10%
  1 Year                           8.08

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/01, the most recent calendar quarter-end, which were: Class A shares, one year, 3.37%; five years, 5.15%; 10 years, 5.77%. Class B shares, one year, 2.71%; five years, 5.04%; inception (9/7/93), 4.37%. Class C shares, one year, 6.73%; inception (8/4/97), 4.72%.

The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

================================================================================

ABOUT THIS CHART
This chart compares the performance of your fund's Class A shares to its benchmark over the period 7/31/91-7/31/01. It is important to understand the differences between your fund and an index. Your fund's total return is shown with sales charges, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Intermediate Government Bond Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

                        AIM INTERMEDIATE GOVERNMENT FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

SCHEDULE OF INVESTMENTS
July 31, 2001

                                                PRINCIPAL        MARKET
                                                  AMOUNT         VALUE
U.S. GOVERNMENT AGENCY SECURITIES-72.54%

ELECTRIC UTILITIES-3.08%

Tennessee Valley Authority Bonds,
  Series A, 5.63%, 01/18/11                    $  5,000,000   $  4,912,500
--------------------------------------------------------------------------
  Series G, 5.38%, 11/13/08                      14,600,000     14,550,068
==========================================================================
                                                                19,462,568
==========================================================================

FEDERAL FARM CREDIT BANK-6.44%

Bonds,
  6.00%, 06/11/08 to 03/07/11                    21,000,000     21,136,500
--------------------------------------------------------------------------
Medium Term Notes,
  5.70%, 01/18/05                                10,000,000     10,219,000
--------------------------------------------------------------------------
  5.75%, 12/07/28                                10,000,000      9,326,800
==========================================================================
                                                                40,682,300
==========================================================================

FEDERAL HOME LOAN BANK-9.05%

Bonds,
  7.36%, 07/01/04                                 2,800,000      3,016,244
--------------------------------------------------------------------------
Unsec. Bonds,
  5.38%, 09/13/04                                 5,000,000      5,008,550
--------------------------------------------------------------------------
  7.25%, 05/13/05 to 02/15/07                    18,200,000     19,704,530
--------------------------------------------------------------------------
  8.00%, 05/24/05                                 4,140,000      4,264,738
--------------------------------------------------------------------------
  8.10%, 05/24/05                                 6,060,000      6,247,375
--------------------------------------------------------------------------
  6.50%, 11/15/05                                 2,000,000      2,112,380
--------------------------------------------------------------------------
  5.50%, 07/06/06                                 5,000,000      5,006,400
--------------------------------------------------------------------------
  5.48%, 01/08/09                                 1,000,000        992,450
--------------------------------------------------------------------------
  7.38%, 02/12/10                                 8,000,000      8,828,960
--------------------------------------------------------------------------
  7.21%, 08/08/12                                 2,000,000      2,003,560
==========================================================================
                                                                57,185,187
==========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-26.56%

Pass Through Certificates,
  9.00%, 12/01/05 to 04/01/25                     2,286,695      2,445,286
--------------------------------------------------------------------------
  8.00%, 07/01/06 to 12/01/06                        13,660         14,211
--------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29                    15,570,763     16,518,355
--------------------------------------------------------------------------
  10.50%, 09/01/09 to 01/01/21                      796,034        890,784
--------------------------------------------------------------------------
  7.00%, 11/01/10 to 08/01/31(a)                 48,024,111     49,031,319
--------------------------------------------------------------------------
  6.50%, 02/01/11 to 08/01/31(a)                 41,467,591     41,881,269
--------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20                    5,279,892      5,847,611
--------------------------------------------------------------------------
  12.00%, 02/01/13                                    9,406         10,864
--------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25                     4,459,367      4,848,379
--------------------------------------------------------------------------
  7.50%, 09/01/30                                 8,000,001      8,247,441
--------------------------------------------------------------------------
Unsec. Notes,
  7.21%, 03/19/07                                 6,000,000      6,106,560
--------------------------------------------------------------------------
  6.65%, 03/23/09 to 08/21/09                    11,800,000     11,815,134
--------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                  AMOUNT         VALUE
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)-(CONTINUED)

  6.63%, 09/15/09                              $ 19,000,000   $ 20,222,460
==========================================================================
                                                               167,879,673
==========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-17.14%

Pass Through Certificates,
  8.50%, 01/01/07 to 11/01/26                    29,005,285     30,983,319
--------------------------------------------------------------------------
  7.50%, 06/01/10 to 07/01/31                    21,431,373     22,144,294
--------------------------------------------------------------------------
  7.00%, 05/01/11 to 11/01/15                     1,484,235      1,535,994
--------------------------------------------------------------------------
  8.00%, 02/01/12 to 07/01/31                    15,491,585     16,175,559
--------------------------------------------------------------------------
  6.50%, 05/01/13 to 11/01/28(a)                 27,482,483     27,947,483
--------------------------------------------------------------------------
  6.00%, 10/01/13 to 04/01/24                        63,239         62,574
--------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22                       863,955        944,393
--------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21                    4,787,153      5,318,190
--------------------------------------------------------------------------
Unsec. Notes,
  6.63%, 09/15/09                                 3,000,000      3,194,010
==========================================================================
                                                               108,305,816
==========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-7.67%

Pass Through Certificates,
  6.00%, 10/15/08 to 11/15/08                       322,647        330,207
--------------------------------------------------------------------------
  6.50%, 10/15/08                                   277,356        287,150
--------------------------------------------------------------------------
  7.00%, 10/15/08 to 07/15/28                    12,646,006     12,975,493
--------------------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21                       754,783        817,203
--------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23                     2,695,989      2,972,804
--------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24                    5,644,173      6,309,137
--------------------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15                       46,931         52,550
--------------------------------------------------------------------------
  12.50%, 11/15/10                                   60,876         71,092
--------------------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15                      173,599        203,050
--------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15                      177,444        210,265
--------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15                      278,866        321,481
--------------------------------------------------------------------------
  10.50%, 08/15/15 to 02/15/16                       34,477         38,603
--------------------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27                    17,645,907     18,552,153
--------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28                     5,140,678      5,330,759
==========================================================================
                                                                48,471,947
==========================================================================

PRIVATE EXPORT FUNDING COMPANY-2.60%

Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                 7,000,000      7,757,610
--------------------------------------------------------------------------
Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                                 8,000,000      8,680,000
==========================================================================
                                                                16,437,610
==========================================================================
    Total U.S. Government Agency Securities
      (Cost $453,457,425)                                      458,425,101
==========================================================================

                                                PRINCIPAL        MARKET
                                                  AMOUNT         VALUE

U.S. TREASURY SECURITIES-25.31%

U.S. TREASURY NOTES-21.33%

  6.75%, 05/15/05                              $ 35,000,000   $ 37,845,850
--------------------------------------------------------------------------
  5.75%, 11/15/05                                21,000,000     22,022,910
--------------------------------------------------------------------------
  4.63%, 05/15/06(b)                             29,800,000     29,944,530
--------------------------------------------------------------------------
  6.50%, 02/15/10                                40,750,000     44,972,515
==========================================================================
                                                               134,785,805
==========================================================================

U.S. TREASURY BONDS-2.51%

  7.50%, 11/15/16                                 5,500,000      6,621,010
--------------------------------------------------------------------------
  5.38%, 02/15/31                                 9,450,000      9,271,679
==========================================================================
                                                                15,892,689
==========================================================================

U.S. TREASURY STRIPS-1.47%(C)

  5.38%, 05/15/06                                 8,000,000      6,428,960
--------------------------------------------------------------------------
  6.79%, 11/15/18                                 7,750,000      2,858,820
==========================================================================
                                                                 9,287,780
==========================================================================
    Total U.S. Treasury Securities (Cost
      $155,688,579)                                            159,966,274
==========================================================================

                                                PRINCIPAL        MARKET
                                                  AMOUNT         VALUE
MONEY MARKET FUNDS-17.27%

STIT Government & Agency Portfolio (Cost
  $109,142,402)(d)                              109,142,402   $109,142,402
==========================================================================
TOTAL INVESTMENTS-115.12% (Cost $718,288,406)                  727,533,777
==========================================================================
OTHER ASSETS LESS LIABILITIES-(15.12%)                         (95,549,905)
==========================================================================
NET ASSETS-100.00%                                            $631,983,872
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(b) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at 07/31/01.
(c) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2001

ASSETS:

Investments, at market value (cost
  $718,288,406)                                 $727,533,777
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 8,383,157
------------------------------------------------------------
  Dividends and interest                           7,563,932
------------------------------------------------------------
  Principal paydowns                                 337,245
------------------------------------------------------------
Investment for deferred compensation plan             52,808
------------------------------------------------------------
Other assets                                          66,647
============================================================
    Total assets                                 743,937,566
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           75,562,792
------------------------------------------------------------
  Fund shares reacquired                           4,988,986
------------------------------------------------------------
  Dividends                                          739,531
------------------------------------------------------------
  Reverse repurchase agreements                   30,060,750
------------------------------------------------------------
  Interest expense                                     1,942
------------------------------------------------------------
  Deferred compensation plan                          52,808
------------------------------------------------------------
Accrued advisory fees                                 15,777
------------------------------------------------------------
Accrued distribution fees                            383,708
------------------------------------------------------------
Accrued trustees' fees                                 1,267
------------------------------------------------------------
Accrued transfer agent fees                           24,042
------------------------------------------------------------
Accrued operating expenses                           122,091
============================================================
    Total liabilities                            111,953,694
============================================================
Net assets applicable to shares outstanding     $631,983,872
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $302,391,196
____________________________________________________________
============================================================
Class B                                         $269,677,443
____________________________________________________________
============================================================
Class C                                         $ 59,915,233
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           33,285,242
____________________________________________________________
============================================================
Class B                                           29,603,255
____________________________________________________________
============================================================
Class C                                            6,598,611
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       9.08
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.08 divided by
      95.25%)                                   $       9.53
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       9.11
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       9.08
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended July 31, 2001

INVESTMENT INCOME:

Interest                                         $30,923,424
------------------------------------------------------------
Dividends from affiliated money market funds       4,655,797
============================================================
    Total investment income                       35,579,221
============================================================

EXPENSES:

Advisory fees                                      2,247,495
------------------------------------------------------------
Administrative services fees                         120,488
------------------------------------------------------------
Custodian fees                                        71,268
------------------------------------------------------------
Distribution fees -- Class A                         628,863
------------------------------------------------------------
Distribution fees -- Class B                       2,166,723
------------------------------------------------------------
Distribution fees -- Class C                         453,524
------------------------------------------------------------
Interest                                           1,991,886
------------------------------------------------------------
Transfer agent fees -- Class A                       371,935
------------------------------------------------------------
Transfer agent fees -- Class B                       339,417
------------------------------------------------------------
Transfer agent fees -- Class C                        71,045
------------------------------------------------------------
Trustees' fees                                         9,242
------------------------------------------------------------
Other                                                306,837
============================================================
    Total expenses                                 8,778,723
============================================================
Less: Fees waived                                     (1,187)
------------------------------------------------------------
    Expenses paid indirectly                          (9,377)
============================================================
    Net expenses                                   8,768,159
============================================================
Net investment income                             26,811,062
============================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities       3,212,879
============================================================
Change in net unrealized appreciation of
  investment securities                           14,303,931
============================================================
Net gain from investment securities               17,516,810
============================================================
Net increase in net assets resulting from
  operations                                     $44,327,872
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended July 31, 2001, the seven months ended July 31, 2000, and the year ended December 31, 1999

                                                               YEAR ENDED      SEVEN MONTHS      YEAR ENDED
                                                                JULY 31,      ENDED JULY 31,    DECEMBER 31,
                                                                  2001             2000             1999
                                                              ------------    --------------    ------------
OPERATIONS:

  Net investment income                                       $ 26,811,062     $ 16,142,998     $ 32,914,473
------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            3,212,879       (8,156,637)     (27,037,801)
------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       14,303,931        6,328,795      (17,820,871)
============================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                44,327,872       14,315,156      (11,944,199)
============================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (14,773,132)      (8,371,950)     (16,289,770)
------------------------------------------------------------------------------------------------------------
  Class B                                                      (11,061,094)      (6,448,874)     (13,961,515)
------------------------------------------------------------------------------------------------------------
  Class C                                                       (2,309,804)      (1,172,877)      (2,201,216)
------------------------------------------------------------------------------------------------------------
Distributions to shareholders in excess of net investment
  income:
  Class A                                                         (128,142)              --               --
------------------------------------------------------------------------------------------------------------
  Class B                                                         (110,507)              --               --
------------------------------------------------------------------------------------------------------------
  Class C                                                          (23,140)              --               --
------------------------------------------------------------------------------------------------------------
Return of Capital
  Class A                                                               --               --         (133,023)
------------------------------------------------------------------------------------------------------------
  Class B                                                               --               --         (129,047)
------------------------------------------------------------------------------------------------------------
  Class C                                                               --               --          (21,986)
------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       72,844,994      (16,487,253)      14,339,321
------------------------------------------------------------------------------------------------------------
  Class B                                                       85,911,151      (51,077,582)      11,152,000
------------------------------------------------------------------------------------------------------------
  Class C                                                       24,431,473       (4,681,894)       4,431,396
============================================================================================================
    Net increase (decrease) in net assets                      199,109,671      (73,925,274)     (14,758,039)
============================================================================================================

NET ASSETS:

  Beginning of year                                            432,874,201      506,799,475      521,557,514
------------------------------------------------------------------------------------------------------------
  End of year                                                 $631,983,872     $432,874,201     $506,799,475
____________________________________________________________________________________________________________
============================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $664,652,890     $481,727,062     $553,973,791
------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                              (63,726)         (19,532)         (52,483)
------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (41,850,663)     (43,774,769)     (35,734,478)
------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                   9,245,371       (5,058,560)     (11,387,355)
============================================================================================================
                                                              $631,983,872     $432,874,201     $506,799,475
____________________________________________________________________________________________________________
============================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
     Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     On July 31, 2001, undistributed net investment income was increased by $1,550,563, undistributed net realized gains decreased by $1,288,773 and paid in capital decreased by $261,790 as a result of differing book/tax treatment of paydowns and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $40,704,582 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

E. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

F. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. For the year ended July 31, 2001, AIM waived fees of $1,187.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2001, AIM was paid $120,488 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2001, AFS was paid $396,824 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $628,863, $2,166,723, and $453,524, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $215,039 from sales of the Class A shares of the Fund during the year ended July 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2001, AIM Distributors received $209,395 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended July 31, 2001, the Fund paid legal fees of $4,727 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended July 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $9,377 under an expense offset arrangement which resulted in a reduction of the Fund's expenses of $9,377.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.
  The maximum amount outstanding during the year ended July 31, 2001 was $102,348,688, while borrowings averaged $41,480,563 per day with a weighted average interest rate of 4.80%.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2001 was $1,108,255,036 and $884,215,146, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $9,466,345
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (220,974)
=========================================================
Net unrealized appreciation of investment
  securities                                   $9,245,371
_________________________________________________________
=========================================================
Investments have the same cost for tax and
  financial statement purposes.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended July 31, 2001, the seven-month period ended July 31, 2000 and the year ended December 31, 1999 were as follows:

                                            YEAR ENDED                  SEVEN MONTHS ENDED                  YEAR ENDED
                                          JULY 31, 2001                   JULY 31, 2000                  DECEMBER 31, 1999
                                   ----------------------------    ----------------------------    -----------------------------
                                     SHARES          AMOUNT          SHARES          AMOUNT           SHARES          AMOUNT
                                   -----------    -------------    -----------    -------------    ------------    -------------
Sold:
  Class A                           70,420,358    $ 634,206,122     14,428,306    $ 126,418,351      43,994,368    $ 405,966,986
--------------------------------------------------------------------------------------------------------------------------------
  Class B                           21,411,964      193,273,518      5,530,370       48,527,357      24,981,699      228,902,826
--------------------------------------------------------------------------------------------------------------------------------
  Class C                            7,928,891       71,408,489      2,386,392       20,861,222       4,401,944       40,514,763
================================================================================================================================
Issued as reinvestment of
  dividends:
  Class A                            1,352,466       12,138,035        744,846        6,516,394       1,422,251       12,951,091
--------------------------------------------------------------------------------------------------------------------------------
  Class B                              904,111        8,138,588        457,487        4,009,997       1,015,685        9,277,928
--------------------------------------------------------------------------------------------------------------------------------
  Class C                              211,013        1,893,881         90,390          789,795         193,191        1,758,352
================================================================================================================================
Reacquired:
  Class A                          (63,746,143)    (573,499,163)   (17,067,415)    (149,421,998)    (43,911,017)    (404,578,756)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                          (12,844,788)    (115,500,955)   (11,813,222)    (103,614,936)    (24,856,772)    (227,028,754)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                           (5,443,297)     (48,870,897)    (3,013,546)     (26,332,911)     (4,134,353)     (37,841,719)
================================================================================================================================
                                    20,194,575    $ 183,187,618     (8,256,392)   $ (72,246,729)      3,106,996       29,922,717
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                 YEAR ENDED    SEVEN MONTHS ENDED              YEAR ENDED DECEMBER 31,
                                                  JULY 31,          JULY 31,         --------------------------------------------
                                                  2001(a)             2000             1999        1998        1997        1996
                                                 ----------    ------------------    --------    --------    --------    --------
Net asset value, beginning of period              $   8.77          $   8.80         $   9.58    $   9.46    $   9.28    $   9.70
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.50              0.34             0.60        0.62        0.63        0.63
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.35             (0.03)           (0.78)       0.13        0.18       (0.42)
=================================================================================================================================
    Total from investment operations                  0.85              0.31            (0.18)       0.75        0.81        0.21
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.54)            (0.34)           (0.60)      (0.63)      (0.61)      (0.59)
=================================================================================================================================
  Returns of capital                                    --                --               --          --       (0.02)      (0.04)
=================================================================================================================================
    Total distributions                              (0.54)            (0.34)           (0.60)      (0.63)      (0.63)      (0.63)
=================================================================================================================================
Net asset value, end of period                    $   9.08          $   8.77         $   8.80    $   9.58    $   9.46    $   9.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       9.91%             3.55%           (1.87)%      8.17%       9.07%       2.35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $302,391          $221,636         $238,957    $245,613    $167,427    $174,344
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                        1.32%(c)          1.25%(d)         1.08%       1.20%       1.11%       1.08%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                        0.93%(c)          0.98%(d)         0.89%       0.96%       1.00%       1.00%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                              5.61%(c)          6.61%(d)         6.60%       6.43%       6.77%       6.76%
=================================================================================================================================
Ratio of interest expense to average net assets       0.39%(c)          0.27%(d)         0.19%       0.24%       0.11%       0.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                194%               65%             141%        147%         99%        134%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $251,545,156.
(d)  Annualized.

                                                                                      CLASS B
                                                   ------------------------------------------------------------------------------
                                                                                                       YEAR ENDED
                                                   YEAR ENDED    SEVEN MONTHS ENDED                   DECEMBER 31,
                                                    JULY 31,          JULY 31,         ------------------------------------------
                                                    2001(a)             2000             1999        1998       1997       1996
                                                   ----------    ------------------    --------    --------    -------    -------
Net asset value, beginning of period                $   8.79          $   8.82         $   9.59    $   9.46    $  9.28    $  9.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 0.44              0.30             0.53        0.55       0.56       0.55
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.35             (0.04)           (0.77)       0.13       0.17      (0.41)
=================================================================================================================================
    Total from investment operations                    0.79              0.26            (0.24)       0.68       0.73       0.14
=================================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.47)            (0.29)           (0.53)      (0.55)     (0.53)     (0.51)
=================================================================================================================================
  Returns of capital                                      --                --               --          --      (0.02)     (0.04)
=================================================================================================================================
    Total distributions                                (0.47)            (0.29)           (0.53)      (0.55)     (0.55)     (0.55)
=================================================================================================================================
Net asset value, end of period                      $   9.11          $   8.79         $   8.82    $   9.59    $  9.46    $  9.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         9.17%             3.05%           (2.56)%      7.40%      8.16%      1.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $269,677          $177,032         $228,832    $237,919    $89,265    $79,443
=================================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                          2.08%(c)          2.01%(d)         1.85%       1.96%      1.87%      1.84%
=================================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                          1.69%(c)          1.74%(d)         1.66%       1.72%      1.76%      1.76%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                4.85%(c)          5.85%(d)         5.83%       5.68%      6.01%      6.00%
=================================================================================================================================
Ratio of interest expense to average net assets         0.39%(c)          0.27%(d)         0.19%       0.24%      0.11%      0.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                  194%               65%             141%        147%        99%       134%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $216,672,280.
(d)  Annualized.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                                                                 YEAR ENDED         (DATE SALES
                                                         YEAR ENDED    SEVEN MONTHS ENDED       DECEMBER 31,        COMMENCED TO
                                                          JULY 31,          JULY 31,         ------------------     DECEMBER 31,
                                                          2001(a)             2000            1999       1998           1997
                                                         ----------    ------------------    -------    -------    --------------
Net asset value, beginning of period                      $  8.77           $  8.79          $  9.56    $  9.44        $ 9.33
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.44              0.30             0.53       0.56          0.24
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.34             (0.03)           (0.77)      0.11          0.10
=================================================================================================================================
    Total from investment operations                         0.78              0.27            (0.24)      0.67          0.34
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.47)            (0.29)           (0.53)     (0.55)        (0.22)
=================================================================================================================================
  Returns of capital                                           --                --               --         --         (0.01)
=================================================================================================================================
    Total distributions                                     (0.47)            (0.29)           (0.53)     (0.55)        (0.23)
=================================================================================================================================
Net asset value, end of period                            $  9.08           $  8.77          $  8.79    $  9.56        $ 9.44
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              9.08%             3.18%           (2.57)%     7.31%         3.64%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $59,915           $34,206          $39,011    $38,026        $1,851
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets (including
  interest expense)                                          2.08%(c)          2.01%(d)         1.85%      1.96%         1.87%(d)
=================================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense)                                          1.69%(c)          1.74%(d)         1.66%      1.72%         1.76%(d)
=================================================================================================================================
Ratio of net investment income to average net assets         4.85%(c)          5.85%(d)         5.83%      5.68%         6.01%(d)
=================================================================================================================================
Ratio of interest expense to average net assets              0.39%(c)          0.27%(d)         0.19%      0.24%         0.11%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       194%               65%             141%       147%           99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $45,352,476.
(d)  Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Intermediate Government Fund
And Board of Trustees of AIM Investment Securities Funds:

We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the seven months ended July 31, 2000 and the year ended December 31, 1999, and the financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Intermediate Government Fund at July 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

Houston, Texas
September 7, 2001

BOARD OF TRUSTEES                                      OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                       11 Greenway Plaza
Chairman, President and                                Chairman and President                 Suite 100
Chief Executive Officer                                                                       Houston, TX 77046
A I M Management Group Inc.                            Carol F. Relihan
                                                       Senior Vice President and Secretary    INVESTMENT ADVISOR
Bruce L. Crockett
Director                                               Gary T. Crum                           A I M Advisors, Inc.
ACE Limited;                                           Senior Vice President                  11 Greenway Plaza
Formerly Director, President, and                                                             Suite 100
Chief Executive Officer                                Dana R. Sutton                         Houston, TX 77046
COMSAT Corporation                                     Vice President and Treasurer
                                                                                              TRANSFER AGENT
Owen Daly II                                           Melville B. Cox
Formerly, Director                                     Vice President                         A I M Fund Services, Inc.
Cortland Trust, Inc.                                                                          P.O. Box 4739
                                                       Karen Dunn Kelley                      Houston, TX 77210-4739
Albert R. Dowden                                       Vice President
Chairman, Cortland Trust, Inc. and DHJ Media, Inc.;                                           CUSTODIAN
and Director, Magellan                                 Mary J. Benson
Insurance Company                                      Assistant Vice President and           State Street Bank and Trust Company
                                                       Assistant Treasurer                    225 Franklin Street
Edward K. Dunn Jr.                                                                            Boston, MA 02110
Formerly, Chairman, Mercantile Mortgage Corp.;         Sheri Morris
Vice Chairman, President                               Assistant Vice President and           COUNSEL TO THE FUND
and Chief Operating Officer,                           Assistant Treasurer
Mercantile-Safe Deposit & Trust Co.; and                                                      Ballard Spahr
President, Mercantile Bankshares                                                              Andrews & Ingersoll, LLP
                                                                                              1735 Market Street
Jack M. Fields                                                                                Philadelphia, PA 19103
Chief Executive Officer
Twenty First Century Group, Inc.;                                                             COUNSEL TO THE TRUSTEES
Formerly Member
of the U.S. House of Representatives                                                          Kramer, Levin, Naftalis & Frankel LLP
                                                                                              919 Third Avenue
Carl Frischling                                                                               New York, NY 10022
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                         DISTRIBUTOR

Prema Mathai-Davis                                                                            A I M Distributors, Inc.
Member, Visiting Committee,                                                                   11 Greenway Plaza
Harvard University Graduate School of                                                         Suite 100
Education, New School University;                                                             Houston, TX 77046
Formerly, Chief Executive Officer
YWCA of the U.S.A.                                                                            AUDITORS

Lewis F. Pennock                                                                              Ernst & Young LLP
Partner, Pennock & Cooper                                                                     1221 McKinney, Suite 2400
                                                                                              Houston, TX 77010
Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2001, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 19.27% was derived from U.S. Treasury
Obligations.

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                    INTERNATIONAL/GLOBAL EQUITY FUNDS                  A I M Management Group Inc. has
                                                                                             provided leadership in the mutual
       MORE AGGRESSIVE                              MORE AGGRESSIVE                          fund industry since 1976 and
                                                                                             managed approximately $171 billion
AIM Small Cap Opportunities(1)               AIM Developing Markets                          in assets for 9.5 million
AIM Mid Cap Opportunities(1)                 AIM European Small Company                      shareholders, including individual
AIM Large Cap Opportunities(2)               AIM Asian Growth                                investors, corporate clients and
AIM Emerging Growth                          AIM International Emerging Growth               financial institutions, as of June
AIM Small Cap Growth                         AIM European Development                        30, 2001.
AIM Aggressive Growth                        AIM Euroland Growth                                The AIM Family of
AIM Mid Cap Growth                           AIM Global Aggressive Growth                    Funds--Registered Trademark-- is
AIM Small Cap Equity                         AIM International Equity                        distributed nationwide, and AIM
AIM Capital Development                      AIM International Value(4)                      today is the seventh-largest mutual
AIM Constellation                            AIM Worldwide Spectrum                          fund complex in the United States
AIM Dent Demographic Trends                  AIM Global Trends                               in assets under management,
AIM Select Equity(3)                         AIM Global Growth                               according to Strategic Insight, an
AIM Large Cap Growth                                                                         independent mutual fund monitor.
AIM Weingarten                                     MORE CONSERVATIVE                            AIM is a subsidiary of AMVESCAP
AIM Mid Cap Equity                                                                           PLC, one of the world's largest
AIM Value II                                      SECTOR EQUITY FUNDS                        independent financial services
AIM Charter                                                                                  companies with $408 billion in
AIM Value                                           MORE AGGRESSIVE                          assets under management as of June
AIM Blue Chip                                                                                30, 2001.
AIM Basic Value                              AIM New Technology
AIM Large Cap Basic Value                    AIM Global Telecommunications and Technology
AIM Balanced                                 AIM Global Infrastructure
                                             AIM Global Energy(5)
     MORE CONSERVATIVE                       AIM Global Financial Services
                                             AIM Global Health Care
                                             AIM Real Estate(6)
                                             AIM Global Utilities

                                                   MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Municipal Bond
AIM High Yield                               AIM Tax-Free Intermediate
AIM Income                                   AIM Tax-Exempt Cash
AIM Global Income
AIM Floating Rate                                MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        GOV-AR-1

A I M DISTRIBUTORS, INC.